EXHIBIT B

AMERICAN ETHANOL, INC.
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of February 28, 2007 by and among AMERICAN ETHANOL, INC., a Nevada corporation (the “Company”), the purchasers of Series A Preferred Stock of the Company (the “Series A Investors”) pursuant to those certain Series A Preferred Stock Subscription Agreements dated as of varying dates in February, March and April, 2006 (the “Series A Agreements”) and the purchasers of Series B Preferred Stock of the Company (the “First Series B Investors”) pursuant to that certain Series B Preferred Stock Purchase Agreement dated September 5, 2006, (the “First Series B Agreements”), and the purchasers of Series B Preferred Stock of the Company (the “Second Series B Investors” and together with the First Series B Investors, the “Series B Investors”) pursuant to that certain Series B Preferred Stock Purchase Agreement of even date herewith (the “Second Series B Agreements” and together with the First Series B Agreements, the “Series B Agreements”) (the Series A Investors and the Series B Investors being collectively referred to herein as the “Investors”).

WHEREAS, in connection with the First Series B Agreements, the Company, the Series A Investors and the First Series B Investors entered into that certain Amended and Restated Registration Rights Agreement dated September 5, 2006 (the “Prior Rights Agreement”);

WHEREAS, pursuant to the Second Series B Agreements, the Company shall sell and the Second Series B Investors shall purchase up to 20,000,000 shares of Series B Preferred Stock of the Company (the “Series B Preferred” and, collectively with the Series A Preferred, the “Preferred Stock”);

WHEREAS, the obligation of each of the Second Series B Investors to purchase their respective shares of Series B Preferred is conditioned upon, among other things, the execution and delivery of this Agreement;

WHEREAS, a majority of the Series A Preferred and the First Series B Preferred have consented to the amendment and restatement of the Prior Rights Agreement in its entirety and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Rights Agreement;

WHEREAS, the Second Series B Investors desire to enter into this Agreement with the Series A Investors, the First Series B Investors and the Company and upon so doing, this Agreement shall be binding upon all holders of the Preferred Stock and shall supersede the Prior Rights Agreement and any and all other agreements regarding the subject matter hereof;

WHEREAS, the Company has entered into an agreement with Marwich II, Ltd. (“Marwich”), a Colorado corporation, which shares of common stock are currently registered with the Commission and quoted on the NASD OTC Bulletin Board under the trading symbol “MWII,” pursuant to which the Company will merge with and into Marwich (the “Merger Agreement”); provided, however, that the offering of the Series B Preferred is not conditioned on the completion of such merger;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” shall mean the Common Stock of the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” or “Holders” shall mean any Person or Persons to whom Registrable Securities were originally issued or permitted transferees under this Agreement who hold Registrable Securities.

“Liquidity Event” shall mean (i) any merger, consolidation or business combination of the Company with any other entity other than an affiliate of the Company and pursuant to which the Company is not the surviving entity, (ii) any sale of all or substantially all of the assets of the Company, or (iii) any bona fide offer by the Company or a third party, approved by the Company’s board of directors, to purchase, at a price not less than fair market value, all or substantially all of the securities of the Company.

“Merger” shall mean the merger between the Company and Marwich pursuant to the Merger Agreement, or, if such merger is not consummated, a merger between the Company and a Public Shell or a wholly-owned subsidiary of a Public Shell, which qualifies as a “Reverse Merger” under the Company’s Amended and Restated Articles of Incorporation as in effect on the Series B Agreements Closing Date.
“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and governmental or any department or agency thereof.

“Placement Agent” shall mean Chadbourn Securities, Inc. and/or any other placement agent engaged by the Company in connection with the Series B Agreements.

“Placement Agent Warrants” shall mean warrants to purchase Common Stock issued to the Placement Agent pursuant to the Engagement Letter between the Company and Chadbourn Securities, Inc.

“Prospectus” shall mean (i) the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, 430B or 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus and (ii) any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Public Sale” shall mean any sale of securities to the public pursuant to (i) an offering registered under the Securities Act or (ii) the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

“Public Shell” shall mean a company identified by the Company’s management as an appropriate party to a Reverse Merger, which is a reporting company under Section 13 or 15 of the Securities Act or 1934, as amended, whose securities are quoted on the OTC Bulletin Board, NASDAQ Capital Market or a national securities exchange in the United States.

“Register,” “registered” and “registration” shall mean a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

“Registrable Securities” shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Preferred Stock, (ii) shares of Common Stock issued or issuable pursuant to the exercise of the Placement Agent Warrants, and (ii) stock issued with respect to or in any exchange for or in replacement of stock referred to in (i) and/or (ii) hereof.

“Registration Statement” means a registration statement of the Company, a successor entity or the Public Shell, filed under the 1933 Act covering the Registrable Securities.

“Requisite Period” shall mean, (i) with respect to a firm commitment underwritten public offering, the period commencing on the effective date of the Registration Statement and ending on the date each underwriter has completed the distribution of all securities purchased by it, and, (ii) with respect to any other registration, the period commencing on the effective date of the Registration Statement and ending on the earlier of the date on which the sale of all Registrable Securities covered thereby is completed or 90 days after such effective date.
“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statue, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the applicable time.

“Series B Agreements Closing Date” shall mean the closing date of the sale of shares of Series B Preferred in the offering to the Second Series B Investors pursuant to the Second Series B Agreements.

 2. Registration Following a Merger.

(a) Filing of Registration Statement. Promptly following the closing of the Merger (the “Merger Closing Date") but no later than thirty (30) days after the Merger Closing Date (the "Filing Deadline"), the Company shall prepare and file with the Commission one Registration Statement on Form S-1 or Form SB-2 (or, if Form S-1 or Form SB-2 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Registrable Securities. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions involving any adjustments with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 2(c) to the Investors’ counsel prior to its filing or other submission.
(b) Effectiveness.

(i) The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within one Business Day, after the Registration Statement is declared effective and shall simultaneously provide the Investors with copies of the Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) If (A) a Registration Statement covering the Registrable Securities is not declared effective by the Commission within (i) one hundred fifty (150) days after the Filing Deadline, in the event that the Registration Statement is selected for review by the Commission, or (ii) ninety (90) days after the Filing Deadline, in the event that the Registration Statement is not selected for review by the Commission, or (B) after the Registration Statement has been declared effective by the Commission, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement), but excluding the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to subparagraph (ii) below, then the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 0.5% of the aggregate purchase price paid by such Investor for the Preferred Stock for each 30-day period or pro rata for any portion thereof following (i) the date by which or on which such Registration Statement should have been filed or effective, as the case may be, or (ii) the date on which sales could not be made as set forth in (B) above, and until the date on which the Registration Statement is filed or becomes effective or regains its effectiveness, as the case may be (the "Blackout Period"). Such payments shall be in full compensation to the Investors, and shall constitute the Investors' exclusive remedy for such events. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period. Such payments shall be made to each Investor in cash or shares of common stock, at the Company’s option.

(iii) For not more than forty-five (45) consecutive days or for a total of not more than ninety (90) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(c) Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities pursuant to this Section 2 in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(i) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold or (ii) the date at which all the Registrable Securities covered by such Registration Statement as amended from time to time, can be sold in any three-month period without registration in compliance with Rule 144 of the Securities Act (the "Effectiveness Period") and advise the Investors in writing when the Effectiveness Period has expired;

(ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(iii) provide copies to and permit one counsel for the Investors to review each Registration Statement and all amendments and supplements thereto in substantially the form intended to be filed no fewer than seven (7) days prior to their filing with the Commission and not file any document to which such counsel reasonably objects; provided, however, that in no event shall the Company be required to reimburse legal fees in excess of $20,000 pursuant to this Section 2;

(iv) furnish to the Investors and one counsel for the Investors’ (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus, each Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the Commission or the staff of the Commission, and each item of correspondence from the Commission or the staff of the Commission, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (B) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

(v) notify the Investors of the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction;

(vi)  use commercially reasonable efforts to (A) prevent the issuance of any stop order or other suspension of effectiveness and, (B) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(vii) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and the Investors’ Counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2(c), (B) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 2(c), or (C) file a general consent to service of process in any such jurisdiction;

(viii) use commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(ix) immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any Holder, promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(x) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(xi)  with respect to any particular Investor, it shall be a condition precedent to the obligations of the Company under this Section 2, that such Investor shall furnish to the Company on the date hereof an executed Registration Statement Questionnaire in the form attached hereto as Appendix I, and that such Investor shall otherwise comply with the provisions of Section 8 hereof.

3. Demand Registration.

(a) In the event that the Merger is not consummated or is terminated pursuant to its terms within 180 days after the Series B Agreements Closing Date (the “Merger Deadline”), then upon the written request of Holders holding at least 20% of the Registrable Securities then outstanding (the “Initiating Holders”), the Company shall use commercially reasonable efforts to effect a registration under the Securities Act of all Registrable Securities in accordance with Section 7; provided, however, that the Company shall not be obligated to effect a registration pursuant to this Section 3(a):

(i) prior to the Merger Deadline;

(ii)  in any particular jurisdiction in which the Company would be required to: (a) qualify to do business, where it would not otherwise be required to qualify, (b) subject itself to general taxation, where it would not otherwise be so subject, or (c) execute a general consent to service of process unless it is already subject to service in such jurisdiction and except as required by the Securities Act;

(iii) if the Company, within ten (10) days of the receipt of the request of such Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within thirty (30) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); or

(iv) if the Company furnishes to such Holders a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, in which case the Company shall have the right to defer such filing for a period of not more than ninety (90) days after the furnishing of such a certificate of deferral; provided, however, that this right may be exercised only once in any twelve (12) month period.

 (b) Within 10 days of receipt of any demand notice under Section 3(a) above, the Company shall give written notice (a “Company Notice”) to all Holders. Thereafter, the Company shall use commercially reasonable efforts to register under the Securities Act, the number of Registrable Securities specified in such demand notice (and in all notices received by the Company from other Holders within twenty (20) days after the giving of such Company Notice). If the method of disposition shall be an underwritten public offering, all Holders of the Registrable Securities to be sold in such offering shall enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company (which underwriter shall be reasonably acceptable to the Holders of majority of the Registrable Securities to be sold in such offering). The Company shall be obligated to register Registrable Securities pursuant to Section 3(a) on one occasion only; provided, that each such obligation shall be deemed satisfied only when a registration statement covering all Registrable Securities specified in notices received as aforesaid, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such Registrable Securities shall have been sold pursuant thereto.

(c) If a demand registration is an underwritten offering and the managing underwriters shall advise the Company in writing that in their opinion the number of Registrable Securities requested to be included in such offering exceeds the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the Initiating Holders without adversely affecting the marketability of the offering, then the Company shall so advise all Holders, and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated (i) first to the Initiating Holders in proportion to the respective amounts of Registrable Securities held by such Holders, and (ii) second, to other shareholders of the Company who have requested registration, according to the number of such securities requested by them to be so included.

(d) The right of the Holders of Registrable Securities to have their securities registered in a demand registration shall terminate at the earlier of: (i) three (3) years following the Series B Agreements Closing Date; or (ii) as to any Holder, such earlier time at which all Registrable Securities held by such Holder (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three-month period without registration in compliance with Rule 144 of the Securities Act.

4. Piggyback Registration.

(a) If the Company at any time (other than pursuant to Sections 2, 3 or 5 hereof) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 or S-8 and any similar successor forms) (a “Piggyback Registration”), each such time it will give prompt written notice to such effect to all Holders at least thirty (30) days prior to such filing. Upon the written request of any such Holder, received by the Company within twenty (20) days after the giving of any such notice by the Company, to register any of its Registrable Securities, the Company will, subject to Section 4(b) below, cause all Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder of such Registrable Securities so registered. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 4 without thereby incurring any liability to the Holders.

(b) In the event that any Piggyback Registration shall be, in whole or in part, an underwritten public offering of Common Stock and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and/or other securities requested to be included in such offering exceeds the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the Company without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, the securities the Company proposes to sell; (ii) second, the Registrable Securities pro rata from among the Holders according to the number of Registrable Securities held by such Holders; and (iii) third to other shareholders requesting registration pro rata. Notwithstanding the foregoing, however, the number of Registrable Securities to be included in such registration and underwriting under this Section 4(b) shall not be reduced to less than thirty percent (30%) of the aggregate securities requested to be included by the Holders in such registration without prior consent of at least a majority of the Holders who have requested their shares to be included in such registration and underwriting.

(c) The right of the Holders of Registrable Securities to have their securities registered in a Piggyback registration shall terminate at the earlier of (i) three (3) years following the Series B Agreements Closing Date, or (ii) as to any Holder, such earlier time at which all Registrable Securities held by such Holder (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three-month period without registration in compliance with Rule 144 of the Securities Act.

5. Registration on Form S-3.

(a) In addition to the rights under Section 3 and 4 hereof, if at any time (i) a Holder or Holders of at least 20% of the total Registrable Securities then outstanding request(s) that the Company file a registration statement on Form S-3 or any successor form thereto for a public offering of all or any portion of the Registrable Securities held by such requesting Holder or Holders, where the reasonably anticipated aggregate price to the public of this public offering would exceed $1,000,000 and (ii) the Company is a registrant entitled to use Form S-3 or any successor form thereto to register such Registrable Securities, the Company shall use commercially reasonable efforts to register under the Securities Act on Form S-3 or any successor form thereto, the number of Registrable Securities specified in such notice; provided, however, that the Company shall not be required to effect a registration pursuant to this Section 5:

(i) at any time prior to six months following the effective date of a registration statement for the offering of its securities effected under Sections 3 or 4;

(ii) in any particular jurisdiction in which the Company would be required to: (a) qualify to do business, where it would not otherwise be required to qualify, (b) subject itself to general taxation, where it would not otherwise be so subject, or (c) execute a general consent to service of process unless it is already subject to service in such jurisdiction and except as required by the Securities Act;

(iii) if the Company, within ten (10) days of the receipt of the request of such Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within thirty (30) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

(iv) if the Company furnishes to such Holders a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, in which case the Company shall have the right to defer such filing for a period of not more than ninety (90) days after the furnishing of such a certificate of deferral; provided, however, that this right may be exercised only once in any twelve (12) month period; or

(vi) after the Company has effected two (2) Registration Statements pursuant to this Section 5.
(b) The right of the Holders of Registrable Securities to have their securities registered on Form S-3 under this Section 5 shall terminate at the earlier of (i) three (3) years following the Series B Agreements Closing Date, or (ii) as to any Holder, such earlier time at which all Registrable Securities held by such Holder (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three-month period without registration in compliance with Rule 144 of the Securities Act.

6. Holdback Agreement. In connection with registration of Registrable Securities pursuant to Sections 3, 4 or 5 in connection with an underwritten public offering, the Holders of Registrable Securities agree, if so requested by the underwriter or underwriters, not to effect any Public Sale or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any Registrable Securities, and not to effect any such Public Sale or distribution of any other equity security of the Company or its successor or of any security convertible into or exchangeable or exercisable for any equity security of the Company or its successor (in each case, other than as part of such underwritten public offering) during the seven days prior to and the 120 days following the effective date of the Registration Statement (other than a registration statement on Form S-4 or S-8) with respect to such underwritten public offering if the holders of Registrable Securities were afforded the opportunity to include all of their Registrable Securities therein pursuant to the provisions of this Agreement.

7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 3, 4 or 5 hereof to use commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, subject to the foregoing, as expeditiously as possible:

(a) prepare and file with the Commission a Registration Statement with respect to such securities within 60 days after delivery of a demand notice under Section 3(a) or Section 5 hereof, and use commercially reasonable efforts to cause such Registration Statement (A) to become effective not later than (i) one hundred fifty (150) days after its filing, in the event that the Registration Statement is selected for review by the Commission, or (ii) ninety (90) days after its filing, in the event that the Registration Statement is not selected for review by the Commission and (B) to remain effective for the Requisite Period.

If the Company does not meet the requirements of this subsection 7(a) with respect to a registration under Section 3 only, except in the event of a Grace Period, then the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 0.5% of the aggregate purchase price paid by such Investor for the Preferred Stock for each 30-day period or pro rata for any portion thereof following the date by which or on which such Registration Statement should have been filed or effective, as the case may be, and until the Registration Statement is filed, becomes effective, or regains its effectiveness, as the case may be (the "Failure Period"). Such payments shall be in full compensation to the Investors, and shall constitute the Investors' exclusive remedy for such events. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the Failure Period and until the termination of the Blackout Period.

For not more than forty-five (45) consecutive days or for a total of not more than ninety (90) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by Sections 3, 4 or 5 containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (a "Grace Period"); provided, that the Company shall promptly (a) notify the Holders in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Holder any of the facts or circumstances regarding) material non-public information giving rise to the Grace Period, (b) advise the Holder in writing to cease all sales under the Registration Statement until the end of the Grace Period and (c) use commercially reasonable efforts to terminate a Grace Period as promptly as practicable.

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Requisite Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

(c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such registration statement;

(d) use commercially reasonable efforts (i) to register or qualify the Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions as the seller of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, to subject itself to general taxation where it would not otherwise be so subject, or to consent to general service of process in any such jurisdiction;

(e) use commercially reasonable efforts to list the Registrable Securities covered by such registration statement with any securities exchange or over-the-counter market on which the Common Stock of the Company or its successor is then listed or quoted;

(f) immediately notify each seller of Registrable Securities and each underwriter under such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such Registration Statement to correct any such untrue statement or omission;

(g) notify each seller of Registrable Securities of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, obtain the lifting thereof at the earliest possible time;

(h) permit a single firm of counsel designated as selling shareholders' counsel by the holders of a majority in interest of the Registrable Securities and all other securities being registered (“Shareholders Counsel”) to review the registration statement and all amendments and supplements thereto for a reasonable period of time prior to their filing (provided, however, that in no event shall the Company be required to reimburse legal fees in excess of $20,000 per Registration Statement pursuant to this Section 7(h)) and the Company shall not file any document in a form to which Shareholders Counsel reasonably objects;

(i) make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company's next fiscal quarter following the effective date of the Registration Statement;
(j) if the offering is an underwritten offering, the Company will enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature, including, without limitation, customary holdback, indemnification and contribution provisions;

(k) if the offering is an underwritten offering, at the request of any seller of Registrable Securities, use its best efforts to furnish to such seller of Registrable Securities on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such Registration Statement has become effective under the Securities Act and (A) that to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) that the Registration Statement, the related Prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial information contained therein) and (C) to such other effects as are customarily the subject of opinions of issuer’s counsel provided to underwriters in underwritten public offerings and are reasonably requested by counsel for the underwriters and (ii) a copy of a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the Prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five Business Days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(l) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(m) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement; and

(n) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Holders or any underwriters may reasonably request.

8.  Obligations of the Holders.

(a)  At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each seller of Registrable Securities in writing of the information the Company requires from each such seller. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular seller of Registrable Securities that such seller shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 2(c)(v) or 2(c)(ix) and Sections 7(g) or 7(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement(s) covering such Registrable Securities until such Holder receives copies of the supplemented or amended Prospectus contemplated by such sections or a notice that no supplement or amendment is required.

(d) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

9. Expenses. All expenses incurred by the Company in complying with Sections 2, 3, 4 and 5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the seller of Registrable Securities and all other securities being registered, but excluding any Selling Expenses, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”
Subject to the limitation on legal expenses set forth in Sections 2(c)(iii) or 7(h), as the case may be, the Company will pay all Registration Expenses in connection with each Registration Statement filed hereunder. All Selling Expenses in connection with each Registration Statement shall be borne by the participating sellers in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.

10. Indemnification and Contribution. (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, the Company will indemnify and hold harmless and pay and reimburse each seller of such Registrable Securities thereunder, each underwriter of Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, from and against, and pay or reimburse them for, any losses, claims, expenses, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, any preliminary prospectus (unless superseded by a final Prospectus) or final Prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state in any such Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation of the Securities Act or any state securities or blue sky laws applicable to the Company and relating to action or inaction required by the Company in connection with the offering of Registrable Securities and specifically will reimburse each such seller, each underwriter and each such controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon the Company's reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such Registration Statement or Prospectus; and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such Registration Statement or Prospectus, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the Registration Statement or Prospectus and such seller or such controlling person thereafter fails to deliver or cause to be delivered such Registration Statement or Prospectus as so amended or supplemented prior to or concurrently with the Registrable Securities, or the written confirmation of the sale of the Registrable Securities, as the case may be, to the person asserting such loss, claim, damage or liability (or action in respect thereof) or expense after the Company has furnished such seller or such controlling person with the same.

(b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant hereto, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company and each underwriter and each person who controls any underwriter within the meaning of the Securities Act from and against all losses, claims, expenses, damages or liabilities, joint or several, to which the Company or such officer, director, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, any preliminary prospectus or Prospectus, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller furnished in writing to the Company by such seller specifically for use in such Registration Statement or Prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by such seller under such Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such Registration Statement. Notwithstanding the foregoing, the indemnity provided in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party, which shall not be unreasonably withheld.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action or claim, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10 and shall only relieve it from any liability which it may have to such indemnified party under this Section 10 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 10 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such seller or any such controlling person in circumstances for which indemnification is provided under this Section 10, then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect their relative fault in connection with the actions, statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. Such relative fault shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Company or the Holder, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. Notwithstanding anything to the contrary contained above: (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

11. Changes in Capital Stock and Successors. If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination, reclassification, or through a merger, consolidation, reorganization or recapitalization, by any other means, then appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the capital stock as so changed or exchanged; and, in the event of a Merger or another merger or consolidation where the Company is not the surviving entity, the successor to the Company shall assume the obligations of the Company hereunder.

12. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each Holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

13. Event of Election. In the event that the Company fails to fulfill its registration responsibilities pursuant to Section 2, 3, 4 or 5 of this Agreement, the Holders shall have all rights and remedies available to them at law or equity.

14. Representations and Warranties of the Company. The Company represents and warrants to the Investors as follows:

(a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the charter or by-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

(b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

15. Assignment of Registration Rights. The rights to cause or have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Investors to transferees or assignees of such securities; provided, that: (a) there is transferred to such transferee not less than ten thousand (10,000) shares of Registrable Securities, appropriately adjusted for any stock splits, stock dividends, reverse splits and similar events; (b) the Company is, within reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and such transferee shall agree to be subject to all the restrictions set forth in this Agreement; and (c) an opinion of counsel is provided by the Investor, satisfactory to the Company, to the effect that such disposition will not require registration of such shares or Registrable Securities under the Securities Act. The term “Investors” or “Holders” as used in this Agreement shall include such permitted transferees and assignees.

16. Miscellaneous.

(a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation permitted transferees of any Registrable Securities), whether so expressed or not.

(b) All notices, requests, consents and other communi-cations hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed (i) if to the Company, at American Ethanol, Inc. 203 N. LaSalle St., Suite 2100, Chicago, IL 60601, Attention: William Maender.; (ii) if to Investors, at the address of such party as set forth beneath such party's signature to the Series B Agreements’ signature page (in the case of the Series B Investors) or as set forth in the records of the Company (in the case of the Series A Investors); (iii) if to the Placement Agent, at Chadbourn Securities, Inc., [ ], facsimile: [ ], Attention: Laird Cagan; and (iv) if to any subsequent Holder, to it at such address as may have been furnished to the Company in writing by such Holder; or (v) in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder) or to the Holders (in the case of the Company) in accordance with the provisions of this paragraph.

(c) Upon the execution of this Agreement by the Company and holders of a majority of the Registrable Securities subject to the Prior Rights Agreement, the Prior Rights Agreement shall be terminated and superseded entirely by this Agreement.

(d) This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and to be performed wholly within said State.

(e) Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of California and County of Santa Clara or in the United States District Court for the Northern District of California and, by execution and delivery of this Agreement, each of the parties hereto accepts for itself and himself the process in any such action or proceeding by the mailing of copies of such process to it or him, at its or his address as set forth in paragraph 16(b) and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it or he may now or hereafter have to the laying of the venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum. The foregoing consent to jurisdiction shall not constitute general consent to service of process in the State of California for any purpose except as provided about and shall not be deemed to confer rights on any person other than the respective parties to this Agreement.

(f) Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Holders holding not less than a majority of the Registrable Securities; provided, however, that the assumption of this Agreement by the Company’s successor following the Merger will not require the consent of any Holder pursuant to this Agreement. Any amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future Holder of all such securities of Holder. Each Holder acknowledges that by the operation of this paragraph, the Holders of not less than a majority of the Registrable Securities (together with the Company) will have the right and power to diminish or eliminate all rights of such Holder under this Agreement.

(g) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

(h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i) The Company shall not grant to any third party other than the Placement Agent any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

(j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

AMERICAN ETHANOL, INC.

By:	/s/ Eric A. McAfee
Eric A. McAfee, Chairman

SERIES A INVESTORS:

SERIES B INVESTORS:

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AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT